EXHIBIT 10.1

                       INTERNAL HYDRO INTERNATIONAL, INC.
                            EQUITY COMPENSATION PLAN

Internal Hydro International, Inc., a Florida corporation, (the "Corporation"), hereby adopts this Equity Compensation Plan (the "Plan"), under which Common Stock in Lieu of Cash Compensation Awards ("Awards") of the Corporation may be granted from time to time to employees, directors and consultants of the Corporation or its subsidiaries, if any.

SECTION 1. GENERAL PURPOSE OF THE PLAN; DEFINITIONS
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The Plan is intended to aid the  Corporation  in  maintaining  and  developing a
management  team,   attracting  qualified  officers  and  employees  capable  of assisting in the future success of the Corporation, and rewarding those individuals who have contributed to the success of the Corporation. It is designed to aid the Corporation in retaining the services of executives and employees and in attracting new personnel when needed for future operations and growth and to provide such personnel with an incentive to remain employees of the Corporation, to use their best efforts to promote the success of the Corporation's business, and to provide them with an opportunity to obtain or increase a proprietary interest in the Corporation. It is also designed to permit the Corporation to reward those individuals who are not employees of the Corporation but who are perceived by management as having contributed to the success of the Corporation or who are important to the continued business and operations of the Corporation. The above aims will be effectuated through the granting awards, subject to the terms and conditions of this Plan. Stock granted pursuant to this Plan, may be registered on Form S-8 or other appropriate form of registration statement.

A. RULE 16B-3 PLAN.

The Corporation is subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and therefore the Plan is intended to comply with all applicable conditions of Rule 16b-3 (and all subsequent revisions thereof) promulgated under the Exchange Act. To the extent any provision of the Plan or action by the Committee or the Board of Directors or Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee. In addition, the Committee or the Board of Directors may amend the Plan from time to time as it deems necessary in order to meet the requirements of any amendments to Rule 16b-3 without the consent of the shareholders of the Corporation.

B. EFFECTIVE DATE OF PLAN.

The effective date of this Plan shall be February 28, 2006 (the "Effective Date"). The Board of Directors shall, within one year of the Effective Date, submit the Plan for approval to the shareholders of the Corporation. The plan shall be approved by at least a majority of shareholders voting in person or by proxy at a duly held shareholders' meeting, or if the provisions of the corporate charter, by-laws or applicable state law prescribes a greater degree of shareholder approval for this action, the approval by the holders of that percentage, at a duly held meeting of shareholders.



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SECTION 1. GENERAL PURPOSE OF THE PLAN; DEFINITIONS - continued

C. DEFINITIONS.

The following definitions shall apply to this Plan

"Act" means the Securities Exchange Act of 1934, as amended from time to time.

"Administrator" is defined in Section 2(a).

"Affiliate" means any parent corporation and any subsidiary corporation. The term "parent corporation" means any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation if, at the time of the action or transaction, each of the corporations other than the Corporation owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain. The term "subsidiary corporation" means any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation if, at the time of the action or transaction, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

"Agreement" means, individually or collectively, any agreement entered into pursuant to the Plan pursuant to which Stock are granted to a participant.

"Board" means the Board of Directors of the Corporation as constituted from time to time.

"Cause" shall mean, for purposes of whether and when a participant has incurred a Termination of Employment for Cause: (i) any act or omission which permits the Corporation to terminate the written agreement or arrangement between the participant and the Corporation or a Subsidiary or Parent for Cause as defined in such agreement or arrangement; or (ii) in the event there is no such agreement or arrangement or the agreement or arrangement does not define the term "cause," then Cause shall mean an act or acts of dishonesty by the participant resulting or intending to result directly or indirectly in gain to or personal enrichment of the participant at the Corporation's expense and/or gross negligence or willful misconduct on the part of the participant.

"Change in Control" means,  for purposes of this Plan there shall be consummated
(i) any consolidation or merger of the Corporation in which the Corporation is not the continuing or surviving corporation or pursuant to which shares of the Corporation's common stock would be converted into cash, securities or other property, other than a merger of the Corporation in which the holders of the Corporation's common stock immediately prior to the merger have substantially the same proportionate ownership of common stock of the surviving corporation immediately after the merger; or (ii) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the Corporation; or the shareholders of the Corporation shall approve any plan or proposal for the liquidation or dissolution of the Corporation.

"Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor Code, and related rules, regulations and interpretations.

"Common Stock" or "Stock" means the Common Stock, par value per share of the Corporation whether presently or hereafter issued, or such other class of shares or securities as to which the Plan may be applicable subject to adjustments pursuant to Section 3.

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SECTION 1. GENERAL PURPOSE OF THE PLAN; DEFINITIONS - continued

"Common Stock in Lieu of Cash Compensation Award" means Awards granted pursuant to Section 6.

"Corporation" means Internal Hydro International, Inc., a Florida Corporation, and any successor or assignee company corporations into which the Corporation may be merged, changed or consolidated; any company for whose securities the securities of the Corporation shall be exchanged; and any assignee of or successor to substantially all of the assets of the Corporation.

"Director" means any member of the Board of Directors of the Corporation or any Parent or subsidiary of the Corporation that now exists or hereafter is organized or acquired by or acquires the Corporation.

"Effective Date" means the date on which the Plan is initially approved by the Board of Directors as set forth in Section 13.

"Eligible Persons" shall mean, with respect to the Plan, those persons who, at the time that an Award is granted, are (i) officers, directors or employees of the Corporation or Affiliate or (ii) attorneys, consultants or subcontractors of the Corporation or affiliate.

"Employee" means any person employed on an hourly or salaried basis by the Corporation or any Parent or Subsidiary of the Corporation that now exists or hereafter is organized or acquired by or acquires the Corporation.

"Fair Market Value" means (i) if the Common Stock is not listed or admitted to trade on a national securities exchange and if bid and ask prices for the Common Stock are not furnished through NASDAQ or a similar organization, the value established by the Committee, in its sole discretion, for purposes of the Plan;
(ii) if the Common Stock is listed or admitted to trade on a national securities exchange or a national market system, the closing price of the Common Stock, as published in the Wall Street Journal, so listed or admitted to trade on such date or, if there is no trading of the Common Stock on such date, then the closing price of the Common Stock on the next preceding day on which there was trading in such shares; or (iii) if the Common Stock is not listed or admitted to trade on a national securities exchange or a national market system, the mean between the bid and ask price for the Common Stock on such date, as furnished by the National Association of Securities Dealers, Inc. through NASDAQ or a similar organization if NASDAQ is no longer reporting such information. If trading in the stock or a price quotation does not occur on the Date of Grant, the next preceding date on which the stock was traded or a price was quoted will determine the fair market value.

"Non-Employee Director" means a member of the Board who is not also an employee of the Corporation or any Subsidiary as that term is defined in Rule 16b-3 under the Exchange Act.

"Plan" means this Equity Compensation Plan as may be amended from time to time.

"Stock Award" means Awards granted pursuant to Section 5.

"Subsidiary" means any corporation or other entity (other than the Corporation) in any unbroken chain of corporations or other entities beginning with the Corporation if each of the corporations or entities (other than the last corporation or entity in the unbroken chain) owns stock or other interests possessing 50% or more of the economic interest or the total combined voting power of all classes of stock or other interests in one of the other corporations or entities in the chain.

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SECTION 1. GENERAL PURPOSE OF THE PLAN; DEFINITIONS - continued

"Ten Percent Shareholder" means an individual who, at the time of the award, owns Stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation or of any Affiliate. An individual shall be considered as owning the Stock owned, directly or indirectly, by or for his brothers and sisters (whether by the whole or half blood), spouse, ancestors, and lineal descendants; and Stock owned, directly or indirectly, by or for a corporation, partnership, estate, or trust, shall be considered as being owned proportionately by or for its shareholders, partners, or beneficiaries.

"Termination" or "Termination of Employment" means the occurrence of any act or event whether pursuant to an employment agreement or otherwise that actually or effectively causes or results in the person's ceasing, for whatever reason, to be an officer or employee of the Corporation or of any Subsidiary or Parent including, without limitation, death, disability, dismissal, severance at the election of the participant, retirement, or severance as a result of the discontinuance, liquidation, sale or transfer by the Corporation or its Subsidiaries or Parent of all businesses owned or operated by the Corporation or its Subsidiaries. A Termination of Employment shall occur to an employee who is employed by a Subsidiary if the Subsidiary shall cease to be a Subsidiary and the participant shall not immediately thereafter become an employee of the Corporation or a Subsidiary.

"Subsidiary" means any corporation 50% or more of the voting securities of which are owned directly or indirectly by the Corporation at any time during the existence of this Plan.

In addition, certain other terms used in this Plan shall have the definitions given to them in the first place in which they are used.

SECTION  2.   ADMINISTRATION   OF  PLAN;   ADMINISTRATOR   AUTHORITY  TO  SELECT
PARTICIPANTS AND DETERMINE AWARDS
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A.  ADMINISTRATION

The Plan shall be administered by either the entire Board of Directors or a committee of not fewer than two (2) Independent Directors (in either case, the "Administrator"). Each member of the Committee shall be a "non-employee director" within the meaning of Rule 16b-3(b)(3)(i) promulgated under the Act, or any successor definition under said rule.

If this Plan is administered by the Committee, then a majority of the full Committee constitutes a quorum for purposes of administering the Plan, and all determinations of the Committee shall be made by a majority of the members present at a meeting at which a quorum is present or by the unanimous written consent of the Committee.

If no Committee has been appointed, members of the Board may vote on any matters affecting the administration of the Plan or the grant of any Stock pursuant to the Plan, except that no such member shall act on the granting of Stock to himself, but such member may be counted in determining the existence of a quorum at any meeting of the Board during which action is taken with respect to the granting of Stock to him.

The interpretation and construction of the terms of the Plan by the Board or a duly authorized committee shall be final and binding on all participants in the Plan absent a showing of demonstrable error. No member of the Plan Administrator shall be liable for any action taken or determination made in good faith with respect to the Plan.

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SECTION  2.   ADMINISTRATION   OF  PLAN;   ADMINISTRATOR   AUTHORITY  TO  SELECT
PARTICIPANTS AND DETERMINE AWARDS - continued

B. POWERS OF ADMINISTRATOR.

The Administrator shall have the sole and exclusive power and authority to grant Awards consistent with the terms of the Plan, including the power and authority: to select the participants in this plan; establish the terms of the Stock granted to each participants which may not be the same in each case; determine the total number of shares of Stock to grant to a grantee, which may not be the same amount to each Eligible Person in each case; make all other determinations necessary or advisable under the Plan.

The Plan Administrator has the sole and absolute discretion to determine whether the performance of an Eligible Person warrants an award under this Plan, and to determine the amount of the award. The Plan Administrator has full and exclusive power to construe and interpret this Plan, to prescribe and rescind rules and regulations relating to this Plan, and take all actions necessary or advisable for the Plan's administration. Any such determination made by the Plan Administrator will be final and binding on all persons. (d) A member of the Plan Administrator will not be liable for performing any act or making any determination in good faith. All decisions and interpretations of the Administrator shall be made in the Administrator's sole and absolute discretion and shall be final and binding on all persons, including the Corporation and Plan participants.

SECTION 3. STOCK ISSUABLE UNDER THE PLAN; TERM OF PLAN; RECAPITALIZATIONS; MERGERS; SUBSTITUTE AWARDS
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A. STOCK ISSUABLE.

The maximum number of shares of Stock reserved and available for issuance under the Plan initially shall be 7,500,000 shares of Stock. In addition if any portion of an Award is forfeited, cancelled, or reacquired by the Corporation, satisfied without the issuance of Stock or otherwise terminated, the shares of Stock underlying such portion of the Award shall be added back to the shares of Stock available for issuance under the Plan. Subject to such overall limitation, shares of Stock may be issued up to such maximum number pursuant to any type or types of Award. The shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Corporation.

B. TERM OF PLAN.

No Awards shall be made after February 28, 2011.

C. RECAPITALIZATIONS.

Subject to the provisions of Section 12, if, through or as a result of any merger, consolidation, sale of all or substantially all of the assets of the Corporation, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Corporation, or additional shares or new or different shares or other securities of the Corporation or other non-cash assets are distributed with respect to such shares of Stock or other securities, the Administrator may make an appropriate or proportionate adjustment in (i) the maximum number of shares reserved for issuance under the Plan, (ii) the number and kind of shares or other securities subject to any then


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SECTION  3.  STOCK  ISSUABLE  UNDER THE PLAN;  TERM OF PLAN;  RECAPITALIZATIONS;
MERGERS; SUBSTITUTE AWARDS - continued

outstanding Awards under the Plan, The adjustment by the Administrator shall be final, binding and conclusive. No fractional shares of Stock shall be issued under the Plan resulting from any such adjustment, but the Administrator in its discretion may make a cash payment in lieu of fractional shares.

SECTION 4. ELIGIBILITY
----------------------

Awards under the Plan may be granted to employees, including officers, and directors of the Corporation or its subsidiaries, as may be existing from time to time, and to other individuals who are not employees of the Corporation, but performed bona fide services to the Corporation, as may be deemed in the best interest of the Corporation by the Board or the duly authorized Committee. These individuals may be referred to as consultants or key persons. Such services to the Corporation or a subsidiary shall not be in connection with the offer or sale of securities in a capital-raising transaction or for investor relations. Such Awards shall be in the amounts, and shall have the rights and be subject to the restrictions, as may be determined by the Board or a duly authorized Committee, all as may be within the general provisions of this Plan.

Every Eligible Person, as the Plan Administrator of the Corporation or any subsidiary or Parent shall only be eligible to receive an Award if and as permitted by applicable law and regulations. The Plan Administrator's Award to a participant in any year does not require the Plan Administrator to make an Award to that participant in any other year. Furthermore, the Plan Administrator makes different Awards to different participants. The Plan Administrator may consider such factors as it deems pertinent in selecting participants and in determining the amount of their Stock, including, without limitation;

(a) the financial condition of the Corporation or its Subsidiaries;

(b) expected profits for the current or future years;

(c) the contributions of a prospective participant to the profitability or success of the Corporation or its Subsidiaries; and

(d) the adequacy of the prospective participant's other compensation.

Participants may include persons to whom stock, or other benefits previously were granted under this or another plan of the Corporation or any Subsidiary.

SECTION 5. COMMON STOCK IN LIEU OF CASH COMPENSATION AWARDS
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A. GRANTS OF COMMON STOCK PAYABLE IN LIEU OF CASH.

The Administrator may grant shares of Stock available for issuance under the Plan to an eligible participant in lieu of cash compensation earned by the participant with the consent of the participant, or under a short- or long-term incentive plan of the Corporation (an "Other Incentive Plan).

B. DATE OF GRANT.

Stock granted in lieu of cash compensation shall be granted to each participant on the date the waived cash compensation would otherwise by paid, provided, however, that with respect to a participant who is subject to Section 16 of the Act, if such grant date is not at least six months and one day from the date of


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SECTION 5. COMMON STOCK IN LIEU OF CASH COMPENSATION AWARDS - continued

the election, the grant shall be delayed until the date which is six months and one day from the date of the election (or the next following business day, if such date is not a business day) to the extent necessary to conform to the requirements for exempt purchases under Rule 16b-3 of the Act.

C. NUMBER OF SHARES.

The number of shares of Stock granted in lieu of cash compensation shall be determined by dividing the amount of the waived cash compensation by the Fair Market Value of the Stock on the date the Stock is granted. Such Stock shall be granted for the whole number of shares so determined; the value of any fractional share shall be paid in cash.

SECTION 6. TAX WITHHOLDING
--------------------------

A. PAYMENT BY PARTICIPANT.

Each participant shall, no later than the date as of which the value of an Award or of any Stock or other amounts received there under first becomes includable in the gross income of the participant for Federal income tax purposes, pay to the Corporation, or make arrangements satisfactory to the Administrator regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to such income. The Corporation and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant. The Corporation's obligation to deliver stock certificates to any participant is subject to and conditioned on tax obligations being satisfied by the participant.

C. LIABILITY OF THE COMPANY.

The Corporation that is in existence or hereafter comes into existence shall not be liable to any person for any tax consequences expected but not realized by any person due to the grant of Stock.

SECTION 7. TRANSFER, LEAVE OF ABSENCE, ETC.
-------------------------------------------

For purposes of the Plan, the following events shall not be deemed a termination of employment:

     (a) a transfer to the employment of the Corporation from a Subsidiary or from the Corporation to a Subsidiary, or from one Subsidiary to another; or

     (b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Corporation, if the employee's right to re- employment is guaranteed either by a statute or by contract or under the written policy pursuant to which the leave of absence was granted or if the Administrator otherwise so provides in writing.



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SECTION 8. AMENDMENTS AND TERMINATION
-------------------------------------

The Board of Directors of the Corporation may amend, terminate or suspend this Plan at any time, in its sole and absolute discretion; provided, however, that to the extent required to qualify this Plan under Rule 16b-3 promulgated under
Section 16 of the Exchange Act, no amendment that would (a) materially increase the number of shares of Stock that may be issued under this Plan, (b) materially modify the requirements as to eligibility for participation in this Plan, or (c) otherwise materially increase the benefits accruing to participants under this Plan, shall be made without the approval of the Corporation's shareholders. Subject to the preceding sentence, the Board of Directors shall have the power to make any changes in the Plan and in the regulations and administrative provisions under it as in the opinion of counsel for the Corporation may be necessary or appropriate from time to time.

SECTION 9. STATUS OF PLAN
-------------------------

Unless the Administrator shall otherwise expressly determine in writing, with respect to the portion of any Award which has not been exercised and any payments in cash, Stock or other consideration not received by a participant, a participant shall have no rights greater than those of a general creditor of the Corporation. In its sole discretion, the Administrator may authorize the creation of trusts or other arrangements to meet the Corporation's obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the foregoing sentence.

SECTION 10. CHANGE OF CONTROL AND MERGER PROVISIONS
---------------------------------------------------

In contemplation of and subject to the consummation of a consolidation or merger or sale of all or substantially all of the assets of the Corporation in which outstanding shares of Stock are exchanged for securities, cash or other property of an unrelated corporation or business entity or in the event of a liquidation or dissolution of the Corporation or in the event of a corporate reorganization of the Corporation (in each case, a "Transaction"), the Board, or the board of directors of any corporation or other entity assuming the obligations of the Corporation, may, in its discretion, take any one or more of the following actions, as to outstanding Awards: (i) provide that such Awards shall be assumed or equivalent awards shall be substituted, by the acquiring or succeeding corporation or other entity (or an affiliate thereof), and/or (ii) upon written notice to the participants, provide that all Awards will terminate immediately prior to the consummation of the Transaction. In the event that, pursuant to clause (ii) above, Awards will terminate immediately prior to the consummation of the Transaction, all vested Awards shall be fully settled in cash or in kind at such appropriate consideration as determined by the Administrator in its sole discretion after taking into account any and all consideration payable per share of Stock pursuant to the Transaction (the "Transaction Price").

"Change of Control" shall be defined as an event subsequent to the adoption of this Plan, by any "person," as such term is used in Sections 13(d) and 14(d) of the Act (other than the Corporation, any of its Subsidiaries, any "affiliate" or "associate" (as such terms are defined in Rule 12b-2 under the Act) of the foregoing persons, or any trustee, fiduciary or other person or entity holding securities under any employee benefit plan or trust of the Corporation or any of its Subsidiaries), together with all "affiliates" and "associates" (as such terms are defined in Rule 12b-2 under the Act) of such person, who shall become the "beneficial owner" (as such term is defined in Rule 13d-3 under the Act),


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SECTION 10. CHANGE OF CONTROL AND MERGER PROVISIONS - continued

directly or indirectly, of securities of the Corporation representing 25% or more of the combined voting power of the Corporation's then outstanding securities having the right to vote in an election of the Corporation's Board of Directors ("Voting Securities") (other than as a result of an acquisition of securities directly from the Corporation).

Notwithstanding the foregoing, a "Change of Control" shall not be deemed to have occurred for purposes of the foregoing clause (i) solely as the result of an acquisition of securities by the Corporation which, by reducing the number of shares of Voting Securities outstanding, increases the proportionate number of shares of Voting Securities beneficially owned by any person (as defined in the foregoing clause (i)) to 25% or more of the combined voting power of all then outstanding Voting Securities; PROVIDED, however, that if such person shall thereafter become the beneficial owner of any additional shares of Voting Securities (other than pursuant to a stock split, stock dividend, or similar transaction or as a result of an acquisition of securities directly from the Corporation), then a "Change of Control" shall be deemed to have occurred for purposes of the foregoing clause.

SECTION 11. GENERAL PROVISIONS
------------------------------

A. DELIVERY OF STOCK CERTIFICATES.

Stock certificates to be delivered to participants under this Plan shall be deemed delivered for all purposes when the Corporation or a stock transfer agent of the Corporation shall have mailed such certificates in the United States mail, addressed to the participant, at the participant's last known address on file with the Corporation.

B. OTHER COMPENSATION ARRANGEMENTS; NO EMPLOYMENT RIGHTS.

Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of this Plan and the grant of Awards shall not confer upon any employee any right to continued employment with the Corporation or any Subsidiary and shall not interfere in any way with the right of the Corporation or any Subsidiary to terminate the employment of any of its employees at any time.

C. TRADING POLICY RESTRICTIONS.

Sale of Stock acquired pursuant to an Award under the Plan shall be subject to such Corporation's insider-trading-policy-related restrictions as established by the Corporation from time, terms and conditions as may be established by the Administrator from time to time, or in accordance with policies set by the Administrator, from time to time.

D. INDEMNIFICATION OF THE COMMITTEE AND THE BOARD OF DIRECTORS.

With respect to administration of this Plan, the Corporation shall indemnify each present and future member of the Committee and the Board of Directors against, and each member of the Committee and the Board of Directors shall be entitled without further act on his part to indemnity from the Corporation for, all expenses (including attorney's fees, the amount of judgments and the amount of approved settlements made with a view to the curtailment of costs of litigation, other than amounts paid to the Corporation itself) reasonably incurred by him in connection with or arising out of any action, suit, or


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SECTION 11. GENERAL PROVISIONS - continued

proceeding in which he may be involved by reason of his being or having been a member of the Committee and/or the Board of Directors, whether or not he continues to be a member of the Committee and/or the Board of Directors at the time of incurring the expenses, including, without limitation, matters as to which he shall be finally adjudged in any action, suit or proceeding to have been found to have been negligent in the performance of his duty as a member of the Committee or the Board of Directors. However, this indemnity shall not include any expenses incurred by any member of the Committee and/or the Board of Directors in respect of matters as to which he shall be finally adjudged in any action, suit or proceeding to have been guilty of gross negligence or willful misconduct in the performance of his duty as a member of the Committee and the Board of Directors. In addition, no right of indemnification under this Plan shall be available to or enforceable by any member of the Committee and the Board of Directors unless, within 60 days after institution of any action, suit or proceeding, he shall have offered the Corporation the opportunity to handle and defend same at its own expense. The failure to notify the Corporation within 60 days shall only affect a Director or committee member's right to indemnification if said failure to notify results in an impairment of the Corporation's rights or is detrimental to the Corporation. This right of indemnification shall inure to the benefit of the heirs, executors or administrators of each member of the Committee and the Board of Directors and shall be in addition to all other rights to which a member of the Committee and the Board of Directors may be entitled as a matter of law, contract, or otherwise.

E. GENDER.

If the context requires, words of one gender when used in this Plan shall include the others and words used in the singular or plural shall include the other.

F.  HEADINGS.

Headings of Articles and Sections are included for convenience of reference only and do not constitute part of the Plan and shall not be used in construing the terms of the Plan.

G. OTHER COMPENSATION PLANS.

The adoption of this Plan shall not affect any other compensation or benefit plans in effect for the Corporation or any Affiliate, nor shall the Plan preclude the Corporation from establishing any other forms of compensation, including a stock option plan, for employees of the Corporation or any Affiliate.

H. OTHER AWARDS.

The grant of Stock or Awards shall not confer upon the Eligible Person the right to receive any future or other Stock or Awards under this Plan, whether or not Stock or Awards may be granted to similarly situated Eligible Persons, or the right to receive future Stock or Awards upon the same terms or conditions as previously granted.





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SECTION 12.  EFFECTIVE DATE OF PLAN
-----------------------------------

The Plan shall become effective February 16, 2006 on adoption by the board of directors of the Corporation (the "Board").

SECTION 13. GOVERNING LAW
-------------------------

This Plan and all Awards and actions taken there under shall be governed by, and construed in accordance with, the laws of the State of Florida, applied without regard to conflict of law principles.



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